SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 19, 2003


                               TRIMAS CORPORATION
               (Exact name of registrant as specified in charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

           333-100351                                   38-2687639
    (Commission File Number)               (IRS Employer Identification Number)


39400 Woodward Avenue, Ste. 130, Bloomfield Hills, MI           48304
--------------------------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:          (248) 631-5450
                                                    ----------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events and Regulation FD Disclosure.

     Attached hereto as Exhibit 10 is Amendment No. 1 and Agreement dated as of December 17, 2003 to the Credit Agreement dated as of June 6, 2002, as Amended and Restated as of June 6, 2003 among TriMas Corporation, TriMas Company LLC, the Subsidiary Term Borrowers and the Foreign Subsidiary Borrowers, the lenders from time to time party thereto, JPMorgan Chase Bank, as administrative agent and collateral agent, CSFB Cayman Islands Branch, as syndication agent, Comerica Bank, as documentation agent, National City Bank, as documentation agent, and Wachovia Bank, National Association, as documentation agent.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:

         Exhibit No.         Description
         -----------         -----------

            10      Attached hereto as Exhibit 10 is Amendment
                    No. 1 and Agreement dated as of December 17, 2003 to the Credit Agreement dated as of June 6, 2002, as Amended and Restated as of June 6, 2003 among TriMas Corporation, TriMas Company LLC, the Subsidiary Term Borrowers and the Foreign Subsidiary Borrowers, the lenders from time to time party thereto, JPMorgan Chase Bank, as administrative agent and collateral agent, CSFB Cayman Islands Branch, as syndication agent, Comerica Bank, as documentation agent, National City Bank, as documentation agent, and Wachovia Bank, National Association, as documentation agent.





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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRIMAS CORPORATION



                                   By:  /s/ Grant H. Beard
                                        Name:   Grant H. Beard
                                        Title:  President and Chief
                                                Executive Officer

Dated:  December 22, 2003


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


                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         ------------------------------------------------------------

   10 Attached hereto as Exhibit 10 is Amendment No. 1 and Agreement dated as of December 17, 2003 to the Credit Agreement dated as of June 6, 2002, as Amended and Restated as of June 6, 2003 among TriMas Corporation, TriMas Company LLC, the Subsidiary Term Borrowers and the Foreign Subsidiary Borrowers, the lenders from time to time party thereto, JPMorgan Chase Bank, as administrative agent and collateral agent, CSFB Cayman Islands Branch, as syndication agent, Comerica Bank, as documentation agent, National City Bank, as documentation agent, and Wachovia Bank, National Association, as documentation agent.





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